UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FORM N-Q

AUGUST 31, 2012

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES — 88.3%
CONSUMER DISCRETIONARY — 9.2%
Automobiles — 0.9%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	$1,000,000	$1,252,500
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	640,000	794,820
Total Automobiles				2,047,320
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,353,125
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	320,000	370,400
Total Hotels, Restaurants & Leisure				1,723,525
Household Durables — 0.2%
Leggett & Platt Inc., Senior Notes	3.400%	8/15/22	560,000	583,660
Media — 6.4%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	3,277,710
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,821,507
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,442,187
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	3,085,730
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	340,000	382,500
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	684,586
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,100,000	1,491,116
Time Warner Inc., Senior Notes	4.900%	6/15/42	250,000	272,286
United Business Media Ltd., Notes	5.750%	11/3/20	830,000	863,507	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	870,000	950,849
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,122,675
Total Media				15,394,653
Specialty Retail — 1.0%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	308,000
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,341,469
QVC Inc., Senior Secured Notes	5.125%	7/2/22	760,000	798,128	(a)
Total Specialty Retail				2,447,597
TOTAL CONSUMER DISCRETIONARY				22,196,755
CONSUMER STAPLES — 5.0%
Beverages — 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	605,765
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	290,000	295,163
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.750%	7/15/42	200,000	205,752
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	890,000	1,038,306	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	960,000	1,087,898	(a)
Total Beverages				3,232,884
Food & Staples Retailing — 0.3%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	600,000	768,593
Food Products — 0.8%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	539,000	645,180	(a)
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	540,000	616,761	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	491,000	591,050
Total Food Products				1,852,991
Tobacco — 2.6%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,427,283
Altria Group Inc., Senior Notes	2.850%	8/9/22	360,000	359,470
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	694,139
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	617,830
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	613,985

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco — continued
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	$2,000,000	$2,410,382
Total Tobacco				6,123,089
TOTAL CONSUMER STAPLES				11,977,557
ENERGY — 13.1%
Energy Equipment & Services — 0.2%
Schlumberger Investment SA, Senior Notes	2.400%	8/1/22	440,000	438,955	(a)
Oil, Gas & Consumable Fuels — 12.9%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	393,528
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	168,677
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	197,848
Arch Coal Inc., Senior Notes	7.000%	6/15/19	440,000	400,400
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	2,170,588
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,288,293	(a)
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	900,000	940,648
Devon Energy Corp., Senior Notes	3.250%	5/15/22	20,000	20,882
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,080,000	1,574,906
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	2,000,000	2,240,458
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	1,010,820
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,829,170
Hess Corp., Notes	7.875%	10/1/29	440,000	590,077
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	615,164
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,695,788
Kerr-McGee Corp., Notes	7.875%	9/15/31	830,000	1,111,794
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	952,554
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	814,136
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,247,500
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,255,286
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,730,000	2,159,099
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	291,250
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,000,000	985,000
Shell International Finance BV, Senior Notes	6.375%	12/15/38	1,500,000	2,196,057
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	870,000	899,363	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	11,863
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	897,559	(a)
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	937,703
Williams Cos. Inc., Notes	7.875%	9/1/21	952,000	1,237,631
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	79,121
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	204,203
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	530,022
Total Oil, Gas & Consumable Fuels				30,947,388
TOTAL ENERGY				31,386,343
FINANCIALS — 31.8%
Capital Markets — 8.7%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,960,768
GFI Group Inc., Senior Notes	8.625%	7/19/18	430,000	374,100
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,786,010
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	600,478
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	507,291
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	870,000	926,726
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,858,038
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,156,147
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	1,934,868
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,000,181
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	205,952
Morgan Stanley, Senior Notes	6.375%	7/24/42	180,000	182,963
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	1,330,000	1,460,727
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	250,000	279,297
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	1,130,000	1,140,728

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets — continued
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	$540,000	$562,894
Total Capital Markets				20,937,168
Commercial Banks — 5.4%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	250,000	255,625	(a)
CIT Group Inc., Secured Notes	5.250%	4/1/14	630,000	657,562	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	525,000	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	310,000	366,771
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,140,000	2,012,972	(a)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	170,000	158,704	(a)
Lloyds TSB Bank PLC, Senior Notes	4.200%	3/28/17	610,000	647,650
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	680,000	646,000	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,289,713
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	790,000	799,316
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	10/18/12	270,000	267,638	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	5,288,127
Total Commercial Banks				12,915,078
Consumer Finance — 3.0%
American Express Co., Senior Notes	8.125%	5/20/19	2,760,000	3,743,973
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,840,599
SLM Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,551,550
Total Consumer Finance				7,136,122
Diversified Financial Services — 11.2%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,375,193
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	199,885
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,700,000	1,935,868
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	325,582
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,572,155
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	640,504
Citigroup Inc., Senior Notes	6.875%	3/5/38	2,000,000	2,577,774
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,985,036
Citigroup Inc., Senior Notes	5.875%	1/30/42	410,000	483,241
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	100,000	109,642	(b)(c)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	1,000,000	1,037,110	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	210,000	242,071
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	3,200,000	4,389,162
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	100,000	105,625	(b)
ILFC E-Capital Trust I	4.280%	12/21/65	370,000	246,050	(a)(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	944,662
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	231,000
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	387,301
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000	645,163
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	750,400	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,030,000	1,189,650	(a)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,994,844
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	528,750	(a)(b)
Total Diversified Financial Services				26,896,668
Insurance — 3.1%
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,190,333
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	350,255
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	12/31/12	410,000	354,396	(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance — continued
ING US Inc., Senior Notes	5.500%	7/15/22	$410,000	$422,969	(a)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,627,547
MetLife Inc., Senior Notes	4.125%	8/13/42	720,000	734,088
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	715,946	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,457,886	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	549,844
Total Insurance				7,403,264
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	696,486	(a)
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	270,000	271,925
TOTAL FINANCIALS				76,256,711
HEALTH CARE — 4.4%
Biotechnology — 0.7%
Amgen Inc., Senior Notes	5.150%	11/15/41	1,020,000	1,117,914
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	480,000	613,355
Total Biotechnology				1,731,269
Health Care Providers & Services — 2.7%
Highmark Inc., Senior Notes	4.750%	5/15/21	570,000	591,043	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,143,432
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,209,848
InVentiv Health Inc., Senior Notes	10.250%	8/15/18	580,000	491,550	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000	1,155,000
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	430,000	491,275
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,342,741
Total Health Care Providers & Services				6,424,889
Pharmaceuticals — 1.0%
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	890,451
Wyeth, Notes	5.950%	4/1/37	1,100,000	1,518,734
Total Pharmaceuticals				2,409,185
TOTAL HEALTH CARE				10,565,343
INDUSTRIALS — 3.7%
Aerospace & Defense — 0.5%
Exelis Inc., Senior Notes	5.550%	10/1/21	885,000	968,231
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	105,000	106,969
Total Aerospace & Defense				1,075,200
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	1,009,614
Airlines — 2.0%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	344,073	376,760
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	222,504	241,706
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	730,414	832,672
Continental Airlines Inc., Secured Notes	6.250%	10/22/21	290,000	295,800
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	179,685	185,075
Delta Air Lines Inc., Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	681,670	778,808
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	199,333	228,237
United Air Lines Inc., Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	160,170	184,595
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	427,000	439,810	(a)
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	570,000	591,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines — continued
US Airways 2012-1 Pass-Through Trust, Senior Secured Bonds	5.900%	4/1/26	$610,000	$643,550
Total Airlines				4,798,388
Commercial Services & Supplies — 0.4%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	260,924
Waste Management Inc., Senior Notes	7.750%	5/15/32	500,000	726,516
Total Commercial Services & Supplies				987,440
Machinery — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	214,458
Road & Rail — 0.3%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	650,000	736,125
TOTAL INDUSTRIALS				8,821,225
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.2%
Mantech International Corp., Senior Notes	7.250%	4/15/18	540,000	569,700
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	449,737
TOTAL INFORMATION TECHNOLOGY				1,019,437
MATERIALS — 5.4%
Chemicals — 0.3%
Ecolab Inc., Senior Notes	5.500%	12/8/41	260,000	327,298
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	250,000	318,751
Total Chemicals				646,049
Containers & Packaging — 0.3%
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	790,000	859,520	(a)
Metals & Mining — 4.7%
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,380,000	1,504,760
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	620,000	609,251
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,260,000	1,244,250	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	705,000	701,793
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,746,758
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	293,395
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	240,000	250,200	(a)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,479,323
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,200,000	1,361,525	(a)
Total Metals & Mining				11,191,255
Paper & Forest Products — 0.1%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	500,000	341,250	(d)
TOTAL MATERIALS				13,038,074
TELECOMMUNICATION SERVICES — 7.5%
Diversified Telecommunication Services — 4.8%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,842,457
AT&T Inc., Global Notes	6.550%	2/15/39	250,000	336,777
AT&T Inc., Senior Notes	5.550%	8/15/41	1,060,000	1,322,803
British Telecommunications PLC, Bonds	9.625%	12/15/30	2,000,000	3,218,528
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,663,468
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	440,425
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	1,000,000	937,500
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	390,000	380,250
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	400,000	387,000
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	210,000	195,300
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	430,000	752,295
Total Diversified Telecommunication Services				11,476,803

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services — 2.7%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	$1,400,000	$1,819,642
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	2,000,000	2,801,564
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,255,448
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	280,000	331,100	(a)
Telefonica Europe BV	8.250%	9/15/30	390,000	400,725
Total Wireless Telecommunication Services				6,608,479
TOTAL TELECOMMUNICATION SERVICES				18,085,282
UTILITIES — 7.8%
Electric Utilities — 5.8%
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	620,000	842,788
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	734,842
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	858,301
FirstEnergy Corp., Notes	7.375%	11/15/31	2,230,000	2,947,378
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,158,750	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,303,744
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,206,594
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	828,722
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	820,000	1,070,201
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,000,000	2,150,000
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	870,072
Total Electric Utilities				13,971,392
Gas Utilities — 0.9%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	2,094,760
Independent Power Producers & Energy Traders — 0.8%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,287,000
Exelon Generation Co., LLC, Senior Notes	4.250%	6/15/22	540,000	562,486	(a)
Total Independent Power Producers & Energy Traders				1,849,486
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	686,037
TOTAL UTILITIES				18,601,675
TOTAL CORPORATE BONDS & NOTES (Cost — $180,324,622)				211,948,402
COLLATERALIZED SENIOR LOANS — 1.9%
CONSUMER DISCRETIONARY — 0.6%
Hotels, Restaurants & Leisure — 0.4%
CCM Merger Inc., New Term Loan B	6.000%	3/1/17	863,923	860,683	(e)
Media — 0.2%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.740%	7/5/17	678,626	598,161	(e)
TOTAL CONSUMER DISCRETIONARY				1,458,844
HEALTH CARE — 0.4%
Health Care Equipment & Supplies — 0.4%
Fenwal Inc., First Lien Term Loan	2.672%	2/28/14	933,082	931,042	(e)
INDUSTRIALS — 0.4%
Commercial Services & Supplies — 0.4%
Nielsen Finance LLC, Term Loan B	3.991%	5/2/16	967,750	969,868	(e)
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.3%
First Data Corp., Extended Term Loan B	4.237%	3/23/18	401,246	380,067	(e)
First Data Corp., Non-Extended Term Loan B2	2.987%	9/24/14	279,251	276,206	(e)
TOTAL INFORMATION TECHNOLOGY				656,273

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
UTILITIES — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.741 - 4.938%	10/10/17	$944,308	$642,916	(e)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $4,613,984)				4,658,943
SOVEREIGN BONDS — 0.9%
Russia — 0.9%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,110,000	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	805,000	1,005,848	(a)
TOTAL SOVEREIGN BONDS (Cost — $1,823,372)				2,115,848
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.7%
U.S. Government Obligations — 1.7%
U.S. Treasury Bonds	3.125%	2/15/42	635,000	695,325
U.S. Treasury Bonds	3.000%	5/15/42	1,470,000	1,570,144
U.S. Treasury Notes	0.750%	6/30/17	480,000	484,088
U.S. Treasury Notes	0.500%	7/31/17	640,000	637,450
U.S. Treasury Notes	1.000%	6/30/19	20,000	20,034
U.S. Treasury Notes	1.750%	5/15/22	220,000	224,503
U.S. Treasury Notes	1.625%	8/15/22	500,000	502,969
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $4,070,462)				4,134,513

			SHARES
CONVERTIBLE PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
Diversified Financial Services — 0.3%
Citigroup Inc. (Cost - $888,750)	7.500%		7,500	695,325
PREFERRED STOCKS — 1.3%
FINANCIALS — 1.3%
Consumer Finance — 1.0%
GMAC Capital Trust I	8.125%		98,600	2,447,252	(b)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		26,225	723,285	(b)
TOTAL PREFERRED STOCKS (Cost — $3,059,473)				3,170,537
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $194,780,663)				226,723,568

			FACE AMOUNT
SHORT-TERM INVESTMENTS — 4.2%
Repurchase Agreements — 4.2%
Goldman Sachs & Co. repurchase agreement dated 8/31/12; Proceeds at maturity - $10,100,191; (Fully collateralized by U.S. government agency obligations, 1.250% due 9/28/16; Market value - $10,353,125) (Cost - $10,100,000)	0.170%	9/4/12	10,100,000	10,100,000
TOTAL INVESTMENTS — 98.6% (Cost — $204,880,663#)				236,823,568
Other Assets in Excess of Liabilities — 1.4%				3,243,338
TOTAL NET ASSETS — 100.0%				$240,066,906

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Security has no maturity date. The date shown represents the next call date.

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

(d)	The coupon payment on these securities is currently in default as of August 31, 2012.
(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses

Notes to schedule of investments (unaudited) (continued)

prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Long-term investments†:
Corporate bonds & notes	—	$211,948,402	—	$211,948,402
Collateralized senior loans	—	4,658,943	—	4,658,943
Sovereign bonds	—	2,115,848	—	2,115,848
U.S. Government & agency obligations	—	4,134,513	—	4,134,513
Convertible preferred stocks	$695,325	—	—	695,325
Preferred stocks	3,170,537	—	—	3,170,537
Total long-term investments	$3,865,862	$222,857,706	—	$226,723,568
Short-term investments†	—	10,100,000	—	10,100,000
Total investments	$3,865,862	$232,957,706	—	$236,823,568
Other financial instruments:
Futures contracts to buy	$36,336	—	—	$36,336
Total	$3,902,198	$232,957,706	—	$236,859,904

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$217,945	—	—	$217,945
Forward foreign currency contracts	—	$56,707	—	56,707
Total	$217,945	$56,707	—	$274,652

† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the

Notes to schedule of investments (unaudited) (continued)

Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return.  The use of swaps involves risks that are different from those associated with other portfolio transactions.  Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.  As of August 31, 2012, the fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended August 31, 2012, see Note 3.

Notes to schedule of investments (unaudited) (continued)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(i) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in

Notes to schedule of investments (unaudited) (continued)

foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $56,707. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$32,991,601
Gross unrealized depreciation	(1,048,696)
Net unrealized appreciation	$31,942,905

At August 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 5-Year Notes	38	12/12	$4,725,905	$4,737,234	$11,329
U.S. Treasury Ultra Long-Term Bonds	10	12/12	1,664,993	1,690,000	25,007
					36,336
Contracts to Sell:
U.S. Treasury 10-Year Notes	49	12/12	6,502,583	6,552,219	(49,636)
U.S. Treasury 30-Year Bonds	100	12/12	14,972,316	15,140,625	(168,309)
					(217,945)
Net unrealized loss on open futures contracts					$(181,609)

At August 31, 2012, the Fund had the following open forward foreign currency contracts:

Notes to schedule of investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
Euro	Citibank, N.A.	404,000	$508,575	11/16/12	$(7,965)
Euro	Citibank, N.A.	1,822,145	2,293,162	10/25/12	(43,651)
British Pound	Barclays Bank PLC	617,000	979,537	10/25/12	(5,091)
Net unrealized loss on open forward foreign currency contracts					$(56,707)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$36,336	$(217,945)	—	$(181,609)
Foreign Exchange Risk	—	—	$(56,707)	$(56,707)
Total	$36,336	$(217,945)	$(56,707)	$(238,316)

During the period ended August 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$6,968,325
Futures contracts (to sell)	28,459,513
Forward foreign currency contracts (to buy)	359,073
Forward foreign currency contracts (to sell)	2,672,643

Average Notional Balance
Credit default swap contracts (to sell protection)†	$136,000

† At August 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: October 26, 2012